New York Community Bancorp, Inc.

Measure the *difference.*

Invest in the **strength.**

New York Society of Securities Analysts
4th Annual Banking Conference

December 12, 2002

Forward-looking Statements and Risk Factors

This presentation contains certain forward-looking statements with regard to the Company's prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," or other similar expressions. The Company's ability to predict results or the actual effects of its plans and strategies are inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, legislation, and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services and loan, deposit, and investment products in the Company's local markets; changes in local real estate values; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing, and services.

Specific factors that could cause future results to vary from current management expectations are detailed from time to time in the Company's SEC filings which are available at the Company's web site, www.myNYCB.com.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Measure the *difference.*

- Industry data – SNL DataSource
- NYCB data – Company reports
- NYCB 2000 and 2001 data based on core earnings
- NYCB and N.Y. peer total returns data – Bloomberg

Measure the Difference: Performance

*Based on its 1995 – 2001 earnings, NYCB is ranked the top-performing large thrift.**

Ranking Criteria	2001 Core Industry Average**	2001 NYCB Core	2001 NYCB Cash	9 Mos. 2002 NYCB GAAP	9 Mos. 2002 NYCB Cash
ROA	0.83 %	1.65 %	2.33 %	2.25 %	2.60 %
ROE	8.61	18.30	25.90	19.79	22.88
Efficiency ratio	62.61	35.03	27.51	28.91	27.59
NPAs/Total assets	0.60	0.19	0.19	0.11	0.11
NCOs/Total loans	0.19	0.00	0.00	0.00	0.00

* May 2002 *ThriftINVESTOR*
** SNL Financial

Measure the Performance: ROA

NYCB's YTD ROA exceeds the industry average by 142 basis points.



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	1997	1998	1999	2000	2001	YTD 2002
U.S. Thrifts	0.83%	0.89%	0.83%	0.74%	0.76%	0.83%
NYCB	1.61%	1.62%	1.69%	1.56%	1.65%	2.25%

Measure the Performance: ROE

NYCB's YTD ROE is more than twice the industry average.



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	1997	1998	1999	2000	2001	YTD 2002
U.S. Thrifts	8.41%	7.92%	7.72%	7.40%	7.89%	8.35%
NYCB	12.95%	17.32%	22.99%	19.40%	18.30%	19.79%

Measure the Performance: Net Interest Margin

NYCB's margin has consistently exceeded the industry average.


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	1997	1998	1999	2000	2001	YTD 2002
U.S. Thrifts	3.48%	3.42%	3.40%	3.28%	3.19%	3.42%
NYCB	4.45%	4.24%	3.79%	3.33%	3.59%	4.36%

Measure the Performance: Efficiency Ratio

NYCB's YTD efficiency ratio is 3,508 basis points below the industry average.



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

	1997	1998	1999	2000	2001	YTD 2002
U.S. Thrifts	58.38%	59.84%	63.13%	62.44%	63.38%	63.99%
NYCB	41.86%	36.51%	29.95%	30.20%	35.03%	28.91%

Measure the Quality: NPAs/Total Assets

Exceptional asset quality has been a hallmark of NYCB throughout its public life.


0.80%
0.60%
0.40%
0.20%
0.00%
1997
1998
1999
2000
2001
YTD 2002

	1997	1998	1999	2000	2001	YTD 2002
U.S. Thrifts	0.66%	0.54%	0.45%	0.47%	0.61%	0.65%
NYCB	0.54%	0.38%	0.17%	0.19%	0.19%	0.11%

Measure the Quality: NPLs/Total Loans

NYCB's asset quality reflects the fully-performing status of its multi-family loans.



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	1997	1998	1999	2000	2001	YTD 2002
U.S. Thrifts	0.87%	0.76%	0.62%	0.61%	0.81%	0.88%
NYCB	0.62%	0.44%	0.20%	0.25%	0.33%	0.21%

Measure the Quality: NCOs/Average Loans

The absence of any net charge-offs attests to NYCB's underwriting standards.


0.25%
0.20%
0.15%
0.10%
0.05%
0.00%

	1997	1998	1999	2000	2001	YTD 2002
U.S. Thrifts	0.14%	0.14%	0.14%	0.14%	0.18%	0.22%
NYCB	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Measure the Value: Total Returns

NYCB consistently generates above-average shareholder returns.



250.00%
200.00%
150.00%
100.00%
50.00%
0.00%
N.Y. Peers *
NYCB
12.69%
26.56%
17.77%
24.55%
99.02%
152.13%
74.83%
218.44%
YTD
One-Year
3-Year
5-Year

* N.Y. Peers: AF, DCOM, GPT, ICBC, NFB, RSLN, & SIB

NYCB

Invest in the **strength.**

Strength: Multi-family Market Niche

NYCB is the #1 multi-family lender for portfolio in NYC.



$2,000
$1,600
$1,200
$800
$400
$0
(dollars in millions)

	1997	1998	1999	2000	2001	9 Mos. 2002
All Other Mortgage Originations	$34.2	$42.4	$73.4	$74.3	$358.8	$396.5
Multi-family Loan Originations	$418.9	$409.8	$603.4	$541.7	$791.3	$1,477.0

Strength: Multi-family Lending Strategy

The strength of NYCB's performance reflects its emphasis on multi-family lending.

- Rent-controlled / Rent-stabilized buildings
- 5-year fixed / 5-year adjustable term
- Average term to maturity: 4 years
- Average loan: $1.7 million
- Average LTV ratio: 58%
- Stabilized cash flow
- Pre-payment penalties: 5-5-4-3-2 points
- No net charge-offs since 1987

A PROFITABLE, EFFICIENT, & RISK-AVERSE LOAN PORTFOLIO

Strength: Risk-averse Loan Portfolio

The performance of NYCB's loan portfolio provides insulation against credit risk.



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
(dollars in millions)
Other
Construction
Commercial real estate
1-4 family
Multi-family
12/31/99
12/31/00
12/31/01
9/30/02

	12/31/99	12/31/00	12/31/01	9/30/02
Multi-family Loans ($M)	$1,348.4	$1,945.7	$3,255.2	$4,156.4
Total Loans ($M)	$1,610.5	$3,636.0*	$5,404.7**	$5,348.0***
Average Yield	8.07%	7.97%	7.71%	7.55%

* Includes loans acquired in the Haven transaction.

** Includes loans acquired in the Richmond County transaction.

*** Reflects securitization of 1-4 family loans totaling $572.5 million in 2Q 2002.

Strength: The Franchise

NYCB is the 4th largest thrift depository in NYC and its #1 supermarket bank.



Bronx
New Jersey
Manhattan
Queens
Nassau
Brooklyn
Staten Island

Note: Map reflects 80 of our 109 banking offices.

Strength: Deposit Mix

The rise in core deposits has contributed to the growth in net interest income.



12/31/99
12/31/00
12/31/01
9/30/02
$417.8
$658.2
$1,383.4
$1,873.8
$3,042.7
$2,407.9
$1,860.0
$3,281.2
Core Deposits
CDs

	12/31/99	12/31/00	12/31/01	9/30/02
Core/Total Deposits	38.8%	42.5%	55.8%	63.8%
Total Deposits	$1.1 Bn	$3.3 Bn*	$5.5 Bn**	$5.1 Bn***
Average Cost	3.95%	4.14%	3.41%	1.91%

* Includes deposits acquired in the Haven transaction.
** Includes deposits acquired in the Richmond County transaction.
*** Reflects the divestiture of 15 in-store branches.

Strength: Interest Rate Risk Management

NYCB's margin has provided a cushion against changes in interest rates.



Period change in rate (basis points)
300
200
100
0
-100
-200
-300
-400
-500
1998
1999
2000
2001
9 Mos. 2002
5-year U.S. Treasury yield
3-month LIBOR
NYCB net interest margin

1998	1999	2000	2001	9 Mos. 2002	
4.24%	3.79%	3.33%	3.59%	4.36%	NYCB NIM

Strength: M&A Strategy

NYCB's transactions have been highly accretive to earnings.

(dollars in millions)	Haven Bancorp	Richmond County	NYCB 2002 Results
Announcement Date:	June 2000	March 2001	--
Completed Date:	November 2000	July 2001	--
Announced Transaction Value:	$196	$802	--
Assets / Deposits:	$2,966 / $2,151*	$3,213 / $2,093*	$10,040 / $5,141
Announced Cost Savings:	~25% of Haven	11% of combined	Greatly exceeded
Announced Revenue Enhancements:	None	None	Significant revenue growth recorded
Efficiency Ratio:	73.9% (1Q'00)*	45.7% (4Q'00)*	27.64% (3Q '02)
Projected 2002 EPS:	$1.17	$1.52 - $1.59	$2.16 - $2.18**
Projected 2002 EPS Accretion:	21.7%	11.8% - 16.5%	125.0% - 127.1%**
Projected 2002 Cash EPS:	$1.41	$1.59	$2.40 - $2.45**
Projected 2002 Cash EPS Accretion:	10.8%	16.5%	88.8% - 92.7%**

* Data from the last company report filed prior to transaction announcement.

** 2002 Company estimates compared to stand-alone Street estimates as of March 2000. Company estimates do not reflect the anticipated benefit of the proceeds generated by the BONUSES[SM] Units offering on 10/28/02.

Strength: Efficiency

The consistent efficiency of NYCB's operations stems from several sources.

- Emphasis on multi-family lending
- Franchise expansion through M & A
- De novo branch expansion at turn-key locations
- Hub & spoke approach to in-store branching
- Profitable conduit relationships
- Sale of third-party products

→ **EFFICIENCY**

Strength: Revenue Generation

Core other operating income represents 17.7% of YTD core revenues.

(dollars in millions)



Core other operating income
Net interest income
$2.5
$68.9
$8.1
$73.1
$51.0
$205.8
$59.7
$277.4
1999
2000
2001
9 Mos. 2002

1999	2000	2001	9 Mos. 2002
Total Core Revenues: $71.4	Total Core Revenues: $81.2	Total Core Revenues: $256.8	Total Core Revenues: $337.1

Strength: Third-party Product Sales

*NYCB is in the top 1% of thrifts generating income from investment product sales.**

(dollars in millions)


GROSS SALES
$92.2
$146.5
9 Mos. 2001
9 Mos. 2002


GROSS REVENUES
$5.0
$8.6
9 Mos. 2001
9 Mos. 2002

*Singer's Annuity and Funds Report - 1H 2002

Strength: Capital Management

NYCB actively manages its capital.

- 7 stock splits in 9 years, including 2 in 2001
- Approximately 500,000 shares repurchased per quarter
- 61-fold increase in quarterly cash dividend
- $121.3 million in trust preferred securities issued in 4Q 01
- $400 million shelf registration filed in 2Q 02
- $147.5 million, net, generated in 2Q 02 secondary offering
- $268 million, net, generated in 4Q 02 offering of BONUSES[SM] Units

CAPITAL MANAGEMENT STRATEGIES

Strength: Capital Management

NYCB

NYCB raised $268 million, net, through its BONUSES[SM] Units offering on 10/28/02.

Issuer:	**New York Community Capital Trust V**
Offering:	**$240 million Cumulative Convertible Trust Preferred (BONUSES), $35 million over-allotment**
Issue Price:	**$50**
Value Allocation:	**Trust Preferred - $33.18** **Warrant - $16.82**
Coupon:	**6%**
Conversion Premium:	**27% (conversion price - $35.62)**
Conversion Ratio:	**1.4036%**
Call Protection:	**Non-callable for 5 years**
Maturity:	**November 1, 2051 (warrant expires May 7, 2051)**

Strength: Capital Management

The BONUSES[SM] Units offering is expected to provide several benefits.

- Funds high quality multi-family loan production
- Earnings-accretive with conservative investment assumptions
- Supports above-average EPS and loan growth
- Bolsters capital strength and flexibility

Strength: Capital Management

NYCB's capital position has been strengthened by the BONUSES[SM] Units offering.

	At 9/30/02	Pro Forma w / Offering	Increase
Tier 1 leverage capital ratio	7.38 %	10.01 %	263 bp
Tier 1 risk-based capital ratio	15.26	20.08	482
Total risk-based capital ratio	16.17	20.94	477
Book value per share	$11.88	$12.77	7.5 %
Tangible book value per share	5.34	6.23	16.7

Strength: Earnings Capacity

NYCB projects 63% diluted EPS growth in 2002.



Diluted Cash EPS
Diluted EPS
$0.72
$0.96
$1.04
$1.33
$1.91
$2.40-$2.45
$2.68-$2.73
$0.48
$0.60
$0.74
$0.82
$1.35
$2.16-$2.18
$2.52-$2.55
1997
1998
1999
2000
2001
2002
2003
Company Estimates*

*Company estimates do not reflect the anticipated benefit of the proceeds generated by the BONUSES℠ Units offering on 10/28/02.

Strength: Shareholder Value Creation

NYCB's market cap has appreciated 2,672% since 11/23/93.

(dollars in millions, except share data)



Market capitalization
Price per share (adjusted for 7 splits)
Annual yield produced by current dividend on shares purchased at this date
$109
$175
$249
$362
$604
$632
$570
$1,087
$2,329
$3,021
$1.65
$2.61
$3.91
$6.24
$12.00
$13.22
$12.06
$16.33
$22.87
$28.19
11/23/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/6/02
48.48%
30.65%
20.46%
12.82%
6.67%
6.05%
6.63%
4.90%
3.50%
2.84%

Measure the Difference: Stronger Balance Sheet

The balance sheet has benefited from M&A, restructuring, and leveraged growth.

		Improvement Since	
	9/30/02	9/30/01	9/30/00
Total assets	$10.0 bn	↑ 12 %	↑ 355 %
Multi-family loans	$4.2 bn	35 %	164 %
Mortgage originations	$1.9 bn	111 %	280 %
Tangible stockholders' equity	$553.5 mn	69 %	351 %
1-4 family loans	$430.4 mn	↓ 72 %	215 %
Non-performing assets	$11.1 mn	25 %	↓ 296 %
NPAs / Total assets	0.11 %	6 bp	2 bp

Measure the Difference: Stronger Earnings

NYCB's 3Q 02 earnings growth was driven by a 62% YOY rise in core revenues.

		Improvement Since	
	3Q 02	3Q 01	3Q 00
Diluted EPS	$0.58	⬆ 76%*	⬆ 190%
Diluted Cash EPS	$0.61	11%	154%
Net interest income	$98.8mn	66%	506%
Core other operating income	$19.7mn	45%	1,415%
ROA	2.39%	83bp*	91bp
Spread	4.28%	84bp	130bp
Margin	4.44%	81bp	121bp
Efficiency ratio	27.64%	⬇ 1,034bp*	⬇ 476bp

* Compared to core numbers

Measure the Difference: Stronger Prospects

NYCB's record of earnings growth is expected to continue in 2003.

	2002	Projected Increase
Diluted EPS estimates*	$2.16 - $2.18	63%
Diluted Cash EPS estimates*	$2.40 - $2.45	28%
	2003	
Diluted EPS estimates*	$2.52 - $2.55	17%
Diluted Cash EPS estimates*	$2.68 - $2.73	11%

*Company estimates do not reflect the anticipated benefit of the proceeds generated by the BONUSES[SM] Units offering on 10/28/02.

For more information:

As of December 20th, the Company will trade on the NYSE under the symbol "NYB".

- Log onto our web site: www.myNYCB.com
- E-mail requests to: iangarola@myNYCB.com
- Call Investor Relations at: (516) 683-4420
- Write to: New York Community Bancorp, Inc.
  615 Merrick Avenue
  Westbury, NY 11590